AMERICAN GENERAL LIFE INSURANCE COMPANY
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                             SEPARATE ACCOUNT VL-R
                           INCOME ADVANTAGE SELECT(SM)
                             PLATINUM CHOICE VUL 2
                         PROTECTION ADVANTAGE SELECT(SM)

                   THE UNITED STATES LIFE INSURANCE COMPANY
                            IN THE CITY OF NEW YORK
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                          SEPARATE ACCOUNT USL VL-R
                           INCOME ADVANTAGE SELECT(SM)
                         PROTECTION ADVANTAGE SELECT(SM)

                       SUPPLEMENT DATED MARCH 22, 2021
                    TO POLICY PROSPECTUSES, AS SUPPLEMENTED

     The purpose of this supplement is to notify Policy owners of the proposed reorganization of the Funds of VALIC Company II ("VCII Trust") in which each of the Target Funds ("Target Funds") will be reorganized into a shell series ("Acquiring Fund") of VALIC Company I ("VCI Trust") as indicated below, with the Acquiring Fund as the surviving Fund (such combinations referred to hereinafter as the "Reorganization"):


-----------------------------------------------------------------------------
Target Fund                            Acquiring Fund
VALIC Company II Strategic Bond Fund   VALIC Company I Core Bond Fund

VALIC Company II Mid Cap Value         VALIC Company I Mid Cap Value
Fund                                   Fund

VALIC Company II U.S. Socially         VALIC Company I U.S. Socially
Responsible Fund                       Responsible Fund

---------------------------------------------------------------------------


     American General Life Insurance Company and The United States Life Insurance Company in the City of New York received notification that the Board of Directors of the Trust approved the Reorganizations pursuant to which each of the Target Funds will be reorganized into a shell series of the VCI Trust, with the Acquiring Fund being the surviving fund. Each shell Acquiring Fund will have the same investment objectives, strategies and policies as the Target Fund of the same name. All of the Target Fund's assets and liabilities would be transferred to the respective Acquiring Fund in exchange for shares of the Acquiring Fund. If the Reorganizations are completed, shareholders of the Target Fund will receive shares of the respective Acquiring Fund, the total value of which will be equal to the total value of their shares of the Target Fund on the date of the Reorganization, after which the Target Fund will cease operations.

     The Reorganizations are expected to be consummated at the close of the New York Stock Exchange, which is generally 4:00 p.m. Eastern Time, on or about Friday, May 21, 2021 (the "Closing Date"), subject to approval at a special meeting of shareholders to be held on or about May 11, 2021. The VCI
Trust is an existing trust offered under the Policies.   All Policy
accumulation values in the Target Fund variable investment options will be automatically transferred into the respective Acquiring Fund's variable investment option.

     At any time before 3:00 p.m. central time one business day prior to the Closing Date (i.e., Thursday, May 20, 2021), you may transfer your Policy accumulation values in the Target Fund's variable investment options to any of the other variable investment options available under the Policies. You may give us instructions to transfer your accumulation value to another variable investment option by calling our VUL Administrative Center at the number below. Please review your fund prospectuses for information about the

                                         1


other variable investment options. For additional fund prospectus copies, please contact our VUL Administrative Center at the telephone number shown below.

     If we receive any new instruction from you for premium allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Target Fund variable investment options after 3:00 p.m. central time one business day prior to the Closing Date (i.e., Thursday, May 20, 2021), such transaction will be treated as if received after 3:00 p.m. central time on the Closing Date. Your allocation or transfer will be processed on the business day following the Closing Date and will use prices established after the close of the New York Stock Exchange on such date (i.e, Monday, May 24, 2021).

     Existing automatic instructions for dollar cost averaging or automatic rebalancing into or out of the Target Fund (as applicable) that are scheduled for the Closing Date will be executed on the Closing Date and will be automatically directed to the respective Acquiring Fund.

     Neither our automatic transfer of the proceeds to the Acquiring Fund on the Closing Date, nor your transfer of accumulation value out of the Target Fund prior to May 20, 2021 or out of the Acquiring Fund within 60 days after the Closing Date (i.e., July 20, 2021), will count against the free transfers that you are permitted to make in a Policy Year or for the purposes of our market timing policies and procedures.

     For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the names of the Target Fund investment options. If you have any questions, please contact our VUL Administrative Center at 1-800-340-2765.

                                         2